VOTING AGREEMENT


                  VOTING AGREEMENT (the "Agreement"), dated as of October 2, 1998, between the undersigned stockholder ("Stockholder") of Vanguard Cellular Systems, Inc., a North Carolina corporation (the "Company"), and AT&T Corp., a New York corporation ("Parent").

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of October 2, 1998 (the "Merger Agreement"), providing for the merger of the Company with and into a wholly-owned subsidiary of Parent (the "Merger") pursuant to the terms and conditions thereof; and

                  WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Class A Common Stock, par value $0.01 per share, of the Company (the "Common Stock") owned by him, Stockholder has agreed to enter into this Agreement;

                  NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Representations of Stockholder. Stockholder represents that such Stockholder:

                           (a) is the beneficial owner of that number of shares of Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "Shares");

                           (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) or own of record any shares of Common Stock other than such Stockholder's Shares, but excluding any shares of Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                           (c) has the right, power and authority to execute and deliver this Agreement and to perform such Stockholder's obligations under this Agreement, and this Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

                   2. Agreement to Vote Shares. Stockholder shall be present (in person or by proxy) at and vote his Shares and any New Shares (as defined in
Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement) and (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B, which proxy shall be coupled with an interest and irrevocable to the extent permitted under North Carolina law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Stockholder shall also use his reasonable best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

                   3. No Voting Trusts. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien (except, if any Shares were as of September 25, 1998 in margin accounts, to the extent of the collateral required by the related loan as noted on Exhibit A hereto) or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

                  4. Additional Purchases. Stockholder agrees that in the event
(a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Common Stock other than the Shares (collectively, "New Shares"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

                  5.  Option Shares.

                  (a) Subject to the terms and conditions set forth herein, Stockholder hereby grants to Parent an irrevocable option (the "Option") to purchase, in whole or in part, such Stockholder's Shares and such Stockholder's New Shares at a purchase price equal to the Per Share Cash Amount (as defined in the Merger Agreement) per share; provided, however, that if the Per Share Cash Amount under the Merger Agreement or any amendment thereto is ever increased or if Parent shall otherwise offer to the Stockholders of the Company an increased consideration for all of their shares (the "Greater Consideration"), then the purchase price per share under the Option shall be increased to equal such new Per Share Cash Amount or Greater Consideration; and provided further that if Parent has exercised the Option within 12 months prior to such increase in the Per Share Cash Amount or Greater Consideration, then Parent shall pay to each Stockholder an amount equal to the product of the number of shares previously purchased from such Stockholder pursuant to the Option and the amount of increase between the old Per Share Cash Amount and the new Per Share Cash Amount or Greater Consideration, as applicable.

                  (b) Parent may exercise the Option, in whole or in part, at any time and from time to time, after the first to occur of (i) any event as a result of which Parent shall be entitled to receive a termination fee pursuant to Section 7.2(e) of the Merger Agreement in the amount of $52.5 million pursuant to part (1) or part (2) of such Section or in the amount of $22.5 million pursuant to part (3) of such Section or (ii) the breach by any Stockholder of Section 2 of this Agreement (the first of such events to occur, a "Purchase Event"); provided, however, that except as provided in the last sentence of this Section 5(b), the Option shall terminate and be of no further force and effect upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) 12 months and one day after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d),
(e), (f) or (g), (C) a termination of the Merger Agreement in accordance with
Section 7.1(a), (b), (c) or (h) of the Merger Agreement and (D) 18 months after the Outside Date as defined in Section 7.1(e) of the Merger Agreement. Notwithstanding the termination of the Option, Parent shall be entitled to exercise the Option or receive the Cash Payment Amount if it has given written notice of its intent to exercise the Option or receive the Cash Payment Amount in accordance with the terms hereof prior to the termination of the Option and the termination of the Option shall not affect any rights hereunder which by their terms do not terminate or expire prior to or as of such termination.

                  (c) In the event that Parent wishes to exercise the Option, it shall send to such Stockholder a written notice (the date of which being herein referred to as the "Notice Date") to that effect which notice also specifies the total number of shares Parent will purchase pursuant to such exercise, and a date not earlier than three business days nor later than 15 business days from the Notice Date for the closing of such purchase (the "Option Closing Date"); provided, however, that (i) if the closing of the purchase and sale pursuant to the Option (the "Option Closing") cannot be consummated by reason of any applicable judgment, decree, order, law or regulation (including, without limitation, the rules and regulations of the FCC), the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated and (ii) without limiting the foregoing, if prior notification to or approval of any Governmental Entity (as defined in the Merger Agreement) is required in connection with such purchase or any other transaction contemplated hereby, Parent and such Stockholder shall promptly file the required notice or application for approval and shall cooperate in the expeditious filing of such notice or application, and, in the case of any prior notification or approval required in connection with such purchase, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (A) any required notification period has expired or been terminated or (B) any required approval has been obtained, and in either event, any requisite waiting period has expired or been terminated. The place of the Option Closing shall be at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York, and the time of the Option Closing shall be 10:00 a.m. (Eastern Time) on the Option Closing Date.

                  (d) At the Option Closing, Parent (or its designee) shall pay to each Stockholder an amount equal to the product of (x) the Per Share Cash Amount or Greater Consideration, as applicable, and (y) the number of shares being purchased from such Stockholder pursuant to the exercise of the Option. Such payment shall be in immediately available funds by wire transfer to a bank account designated in writing by such Stockholder.

                  (e) At the Option Closing, simultaneously with the delivery of the amount specified in Section 5(d), each Stockholder shall deliver to Parent (or its designee) a certificate or certificates representing its shares to be purchased at the Option Closing, which shares shall be free and clear of all Liens, claims, charges and encumbrances of any kind whatsoever, except for such encumbrances or proxies in favor of Parent arising hereunder, and a new Option evidencing the rights of the Parent (or its designee) to purchase the balance of such Stockholder's shares purchasable hereunder.

                   6.       Cash Election.

                  (a) In lieu of exercising the Option, by notice, Parent may require such Stockholder to make a cash payment to Parent in the amount (the "Cash Payment Amount") equal to the amount by which (A) the Market Price (as defined below) exceeds (B) the Per Share Cash Amount, multiplied by the sum of
(i) the number of such Stockholder's Shares and (ii) the number of such Stockholder's New Shares. Upon receipt of such notice, the Stockholder shall be permitted to sell a sufficient number of Shares to pay the Cash Payment Amount, if Stockholder shall, within five business days of such notice, sell such Shares, provided that Stockholder shall use reasonable best efforts to achieve good execution and shall consult with Parent with respect to the manner of disposition. The term "Market Price" shall mean the closing price (as measured by the last completed trade) for shares of Common Stock on the date of Parent's election, or if Stockholder elects to sell Shares to pay the Cash Payment Amount and has complied with the proviso to the immediately preceding sentence, the average price per Share actually realized in such sale.

                  (b) Parent may exercise its right to require such Stockholder to pay the Cash Payment Amount pursuant to this Section by surrendering for such purpose to such Stockholder, at the Company's principal office, a copy of this Agreement, accompanied by a written notice or notices stating that Parent elects to require such Stockholder to pay the Cash Payment Amount in accordance with the provisions of this Section. Within five (or, in the case of a sale of Shares under (a) above to fund the Cash Payment Amount, eight) business days after the surrender of the Option and the receipt of such notice or notices relating thereto, such Stockholder shall deliver or cause to be delivered to Parent the Cash Payment Amount by wire to the account designated by Parent in immediately available funds.

                  (c) If Stockholder at any time after delivery of a notice of election by Parent to take the Cash Payment Amount pursuant to this Section is prohibited under applicable law or regulation from selling Shares in order to deliver to Parent the Cash Payment Amount in full, and Stockholder is required to sell Shares to fund the Cash Payment Amount, then (i) such Stockholder hereby undertakes to use such Stockholder's reasonable best efforts, to the extent within the control of such Stockholder, to obtain all required regulatory and legal approvals and to file any required notices, in each case as promptly as practicable in order to accomplish such sales and (ii) if Stockholder is unable to effect sales within four days after the receipt of notice, such Stockholder shall be permitted to pay the Cash Payment Amount to Parent in Shares valued at the Market Price.

                  7.  No Encumbrances.

                  (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

                   (b) Notwithstanding the foregoing:

                            (i) Stockholder shall be permitted to sell (or pledge to the Company in support of a loan) such portion of New Shares (but may not sell any New Shares to the Company or its Subsidiaries) solely to pay the exercise price of any employee stock options and tax liabilities in respect of an exercise of employee stock options; provided that Parent shall have a right of first refusal to purchase such New Shares at the lower of $23 per share or the Market Price; and provided further that, if any such New Shares are sold or pledged for an amount in excess of $23 per share and the Option becomes exercisable, such Stockholder shall remit such excess over $23 per share directly to Parent if Parent ever exercises the Option; and provided further that any such New Shares shall be sold (or pledged) subject to the irrevocable proxy referred to in paragraph 2.

                            (ii) Any Stockholder which has received a notice of election by Parent (or its designee) to receive the Cash Payment Amount shall be permitted, between receipt of such notice and the time on which the Cash Payment Amount is due to be paid, to sell such number of Shares as may be necessary to satisfy such obligation, as described in Section 6(a) above.

                            (iii) In the event that the Merger Agreement is terminated pursuant to Section 7.1(d) or 7.1(g) (based upon a breach not due to the willful breach of any representation or warranty or the willful breach of any covenant by the Company), any Stockholder shall be permitted to sell up to 20% of such Stockholder's Shares held as of the date hereof if reasonably necessary to provide liquidity to such Stockholder if at such time no Acquisition Proposal shall be pending or could reasonably expected to become pending prior to expiration of the Option and there shall have been no willful breach of the Merger Agreement or the Stock Option Agreement by the Company or this Agreement by such Stockholder; provided that Parent shall have a right of first refusal to purchase such Shares at the lower of $23 per share or the Market Price on the date that such Stockholder notifies Parent of his intention to sell; and provided further that, if any such Shares are sold or pledged for an amount in excess of $23 per share and the Option becomes exercisable, such Stockholder shall remit such excess over $23 per share directly to Parent if Parent ever exercises the Option; and provided further that any such New Shares shall be sold (or pledged) subject to the irrevocable proxy referred to in paragraph 2.

                  (c) Any transfer by Stockholder of its Shares to Parent pursuant to the Option shall pass to and unconditionally vest in Parent good and valid title to such Stockholder's Shares and New Shares, free and clear of all claims, liens, restrictions, security interests, pledges, limitations and encumbrances whatsoever.

                   8. Acquisition Proposals. Stockholder agrees that such Stockholder (i) shall not, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

                   9. Appraisal Rights. Stockholder agrees not to exercise any rights (including, without limitation, under Article 13 of the North Carolina Business Corporation Act) to demand appraisal of any Common Stock which may arise with respect to the Merger.

                   10. Affiliates Letter. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

                   11. Reliance by Parent. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

                   12. Action in Stockholder Capacity Only. Stockholder makes no agreement or understanding hereunder as a director or officer of the Company. Stockholder signs this Agreement solely in his capacity as a beneficial owner of the Shares, and nothing herein shall limit or effect any actions taken in Stockholder's capacity as an officer or director of the Company.

                   13. Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

                   14. Heirs, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

                   15. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

                  16.  Miscellaneous.

                           (a) Expenses. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

                           (b) Amendment. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

                           (c) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law, except for those provisions relating to the voting and the proxy which shall be governed by North Carolina law.

                           (d) Severability. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

                           (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                           (f) Termination. This Agreement shall terminate upon termination of the Option.

                           (g) Headings. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

                           (h) Notices. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                           (i)    if to Parent, to

                                  AT&T Corp.
                                  295 North Maple Avenue
                                  Basking Ridge, NJ  07920
                                  Telecopy No.:  (908) 221-6618
                                  Attention:  Marilyn Wasser
                           with copies to:

                                  Wachtell, Lipton, Rosen & Katz
                                  51 West 52nd Street
                                  New York, New York  10019
                                  Telecopy No.:  (212) 403-2000
                                  Attention:  David M. Silk; and

                           (ii)   if to the Stockholder, to such Stockholder c/o

                                  Vanguard Cellular Systems, Inc.
                                  2002 Pisgah Church Road
                                  Greensboro, NC  27455
                                  Telecopy No.:  (336) 545-2219
                                  Attention:  Richard Rowlenson


                           with a copy to:

                                  Latham & Watkins
                                  53rd at Third Avenue, Suite 1000
                                  885 Third Avenue
                                  New York, NY 10022-4802
                                  Telecopy No.:  (212) 751-4864
                                  Attention:  Raymond Y. Lin.

                           (i) Further Assurances. In the event of any exercise of the Option or election to take the Cash Payment Amount, each of the Company, Parent and Stockholder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions contemplated by such exercise.

                           (j) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF OCTOBER 2, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF VANGUARD CELLULAR SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF. "

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                   AT&T CORP.


                                       By:/s/ Michael Berg
                                          -------------------------------------
                                          Name:  Michael Berg
                                          Title: Assistant Secretary

Confirmed and accepted as of the date first written above:

                                               By:/s/ L. Richardson Preyer, Jr.
                                                  ------------------------------
                                               Name: L. Richardson Preyer, Jr.

                                                                       EXHIBIT A

                                   STOCKHOLDER



                                 Number of Shares of
         Name                       Common Stock               Type of Ownership
         ----                       ------------               -----------------

L. Richardson Preyer, Jr.           765,510 (1)                   Beneficial















(1) Includes 327,749 shares pledged to NationsBank to secure a loan of $3,073,868 as of the date hereof.

                                                                       EXHIBIT B

                                  FORM OF PROXY


                  The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Class A Common Stock, par value $0.01 per share, of Vanguard Cellular Systems, Inc., a North Carolina corporation (the "Company"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held [DATE, TIME AND PLACE] and at any adjournment thereof (i) "FOR" approval and adoption of the Agreement and Plan of Merger, dated as of October 2, 1998, between the Company and AT&T Corp., a New York corporation ("Parent"), providing for the merger (the "Merger") of the Company with and into a wholly-owned subsidiary of Parent, and the Merger and
(ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith. This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement, dated as of October 2, 1998, between a certain stockholder of the Company, the undersigned, and Parent terminates in accordance with its terms.

                                           Dated _____________________, 1998



                                           --------------------------------
                                               (Signature of Stockholder)

                                VOTING AGREEMENT


                  VOTING AGREEMENT (the "Agreement"), dated as of October 2, 1998, between the undersigned stockholder ("Stockholder") of Vanguard Cellular Systems, Inc., a North Carolina corporation (the "Company"), and AT&T Corp., a New York corporation ("Parent").

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of October 2, 1998 (the "Merger Agreement"), providing for the merger of the Company with and into a wholly-owned subsidiary of Parent (the "Merger") pursuant to the terms and conditions thereof; and

                  WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Class A Common Stock, par value $0.01 per share, of the Company (the "Common Stock") owned by him, Stockholder has agreed to enter into this Agreement;

                  NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Representations of Stockholder. Stockholder represents that such Stockholder:

                           (a) is the beneficial owner of that number of shares of Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "Shares");

                           (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) or own of record any shares of Common Stock other than such Stockholder's Shares, but excluding any shares of Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                           (c) has the right, power and authority to execute and deliver this Agreement and to perform such Stockholder's obligations under this Agreement, and this Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

                   2. Agreement to Vote Shares. Stockholder shall be present (in person or by proxy) at and vote his Shares and any New Shares (as defined in
Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement) and (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B, which proxy shall be coupled with an interest and irrevocable to the extent permitted under North Carolina law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Stockholder shall also use his reasonable best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

                   3. No Voting Trusts. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien (except, if any Shares were as of September 25, 1998 in margin accounts, to the extent of the collateral required by the related loan as noted on Exhibit A hereto) or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

                  4. Additional Purchases. Stockholder agrees that in the event
(a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Common Stock other than the Shares (collectively, "New Shares"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

                  5.  Option Shares.

                  (a) Subject to the terms and conditions set forth herein, Stockholder hereby grants to Parent an irrevocable option (the "Option") to purchase, in whole or in part, such Stockholder's Shares and such Stockholder's New Shares at a purchase price equal to the Per Share Cash Amount (as defined in the Merger Agreement) per share; provided, however, that if the Per Share Cash Amount under the Merger Agreement or any amendment thereto is ever increased or if Parent shall otherwise offer to the Stockholders of the Company an increased consideration for all of their shares (the "Greater Consideration"), then the purchase price per share under the Option shall be increased to equal such new Per Share Cash Amount or Greater Consideration; and provided further that if Parent has exercised the Option within 12 months prior to such increase in the Per Share Cash Amount or Greater Consideration, then Parent shall pay to each Stockholder an amount equal to the product of the number of shares previously purchased from such Stockholder pursuant to the Option and the amount of increase between the old Per Share Cash Amount and the new Per Share Cash Amount or Greater Consideration, as applicable.

                  (b) Parent may exercise the Option, in whole or in part, at any time and from time to time, after the first to occur of (i) any event as a result of which Parent shall be entitled to receive a termination fee pursuant to Section 7.2(e) of the Merger Agreement in the amount of $52.5 million pursuant to part (1) or part (2) of such Section or in the amount of $22.5 million pursuant to part (3) of such Section or (ii) the breach by any Stockholder of Section 2 of this Agreement (the first of such events to occur, a "Purchase Event"); provided, however, that except as provided in the last sentence of this Section 5(b), the Option shall terminate and be of no further force and effect upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) 12 months and one day after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d),
(e), (f) or (g), (C) a termination of the Merger Agreement in accordance with
Section 7.1(a), (b), (c) or (h) of the Merger Agreement and (D) 18 months after the Outside Date as defined in Section 7.1(e) of the Merger Agreement. Notwithstanding the termination of the Option, Parent shall be entitled to exercise the Option or receive the Cash Payment Amount if it has given written notice of its intent to exercise the Option or receive the Cash Payment Amount in accordance with the terms hereof prior to the termination of the Option and the termination of the Option shall not affect any rights hereunder which by their terms do not terminate or expire prior to or as of such termination.

                  (c) In the event that Parent wishes to exercise the Option, it shall send to such Stockholder a written notice (the date of which being herein referred to as the "Notice Date") to that effect which notice also specifies the total number of shares Parent will purchase pursuant to such exercise, and a date not earlier than three business days nor later than 15 business days from the Notice Date for the closing of such purchase (the "Option Closing Date"); provided, however, that (i) if the closing of the purchase and sale pursuant to the Option (the "Option Closing") cannot be consummated by reason of any applicable judgment, decree, order, law or regulation (including, without limitation, the rules and regulations of the FCC), the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated and (ii) without limiting the foregoing, if prior notification to or approval of any Governmental Entity (as defined in the Merger Agreement) is required in connection with such purchase or any other transaction contemplated hereby, Parent and such Stockholder shall promptly file the required notice or application for approval and shall cooperate in the expeditious filing of such notice or application, and, in the case of any prior notification or approval required in connection with such purchase, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (A) any required notification period has expired or been terminated or (B) any required approval has been obtained, and in either event, any requisite waiting period has expired or been terminated. The place of the Option Closing shall be at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York, and the time of the Option Closing shall be 10:00 a.m. (Eastern Time) on the Option Closing Date.

                  (d) At the Option Closing, Parent (or its designee) shall pay to each Stockholder an amount equal to the product of (x) the Per Share Cash Amount or Greater Consideration, as applicable, and (y) the number of shares being purchased from such Stockholder pursuant to the exercise of the Option. Such payment shall be in immediately available funds by wire transfer to a bank account designated in writing by such Stockholder.

                  (e) At the Option Closing, simultaneously with the delivery of the amount specified in Section 5(d), each Stockholder shall deliver to Parent (or its designee) a certificate or certificates representing its shares to be purchased at the Option Closing, which shares shall be free and clear of all Liens, claims, charges and encumbrances of any kind whatsoever, except for such encumbrances or proxies in favor of Parent arising hereunder, and a new Option evidencing the rights of the Parent (or its designee) to purchase the balance of such Stockholder's shares purchasable hereunder.

                   6.       Cash Election.

                  (a) In lieu of exercising the Option, by notice, Parent may require such Stockholder to make a cash payment to Parent in the amount (the "Cash Payment Amount") equal to the amount by which (A) the Market Price (as defined below) exceeds (B) the Per Share Cash Amount, multiplied by the sum of
(i) the number of such Stockholder's Shares and (ii) the number of such Stockholder's New Shares. Upon receipt of such notice, the Stockholder shall be permitted to sell a sufficient number of Shares to pay the Cash Payment Amount, if Stockholder shall, within five business days of such notice, sell such Shares, provided that Stockholder shall use reasonable best efforts to achieve good execution and shall consult with Parent with respect to the manner of disposition. The term "Market Price" shall mean the closing price (as measured by the last completed trade) for shares of Common Stock on the date of Parent's election, or if Stockholder elects to sell Shares to pay the Cash Payment Amount and has complied with the proviso to the immediately preceding sentence, the average price per Share actually realized in such sale.

                  (b) Parent may exercise its right to require such Stockholder to pay the Cash Payment Amount pursuant to this Section by surrendering for such purpose to such Stockholder, at the Company's principal office, a copy of this Agreement, accompanied by a written notice or notices stating that Parent elects to require such Stockholder to pay the Cash Payment Amount in accordance with the provisions of this Section. Within five (or, in the case of a sale of Shares under (a) above to fund the Cash Payment Amount, eight) business days after the surrender of the Option and the receipt of such notice or notices relating thereto, such Stockholder shall deliver or cause to be delivered to Parent the Cash Payment Amount by wire to the account designated by Parent in immediately available funds.

                  (c) If Stockholder at any time after delivery of a notice of election by Parent to take the Cash Payment Amount pursuant to this Section is prohibited under applicable law or regulation from selling Shares in order to deliver to Parent the Cash Payment Amount in full, and Stockholder is required to sell Shares to fund the Cash Payment Amount, then (i) such Stockholder hereby undertakes to use such Stockholder's reasonable best efforts, to the extent within the control of such Stockholder, to obtain all required regulatory and legal approvals and to file any required notices, in each case as promptly as practicable in order to accomplish such sales and (ii) if Stockholder is unable to effect sales within four days after the receipt of notice, such Stockholder shall be permitted to pay the Cash Payment Amount to Parent in Shares valued at the Market Price.

                  7.  No Encumbrances.

                  (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

                   (b) Notwithstanding the foregoing:

                            (i) Stockholder shall be permitted to sell (or pledge to the Company in support of a loan) such portion of New Shares (but may not sell any New Shares to the Company or its Subsidiaries) solely to pay the exercise price of any employee stock options and tax liabilities in respect of an exercise of employee stock options; provided that Parent shall have a right of first refusal to purchase such New Shares at the lower of $23 per share or the Market Price; and provided further that, if any such New Shares are sold or pledged for an amount in excess of $23 per share and the Option becomes exercisable, such Stockholder shall remit such excess over $23 per share directly to Parent if Parent ever exercises the Option; and provided further that any such New Shares shall be sold (or pledged) subject to the irrevocable proxy referred to in paragraph 2.

                            (ii) Any Stockholder which has received a notice of election by Parent (or its designee) to receive the Cash Payment Amount shall be permitted, between receipt of such notice and the time on which the Cash Payment Amount is due to be paid, to sell such number of Shares as may be necessary to satisfy such obligation, as described in Section 6(a) above.

                            (iii) In the event that the Merger Agreement is terminated pursuant to Section 7.1(d) or 7.1(g) (based upon a breach not due to the willful breach of any representation or warranty or the willful breach of any covenant by the Company), any Stockholder shall be permitted to sell up to 20% of such Stockholder's Shares held as of the date hereof if reasonably necessary to provide liquidity to such Stockholder if at such time no Acquisition Proposal shall be pending or could reasonably expected to become pending prior to expiration of the Option and there shall have been no willful breach of the Merger Agreement or the Stock Option Agreement by the Company or this Agreement by such Stockholder; provided that Parent shall have a right of first refusal to purchase such Shares at the lower of $23 per share or the Market Price on the date that such Stockholder notifies Parent of his intention to sell; and provided further that, if any such Shares are sold or pledged for an amount in excess of $23 per share and the Option becomes exercisable, such Stockholder shall remit such excess over $23 per share directly to Parent if Parent ever exercises the Option; and provided further that any such New Shares shall be sold (or pledged) subject to the irrevocable proxy referred to in paragraph 2.

                  (c) Any transfer by Stockholder of its Shares to Parent pursuant to the Option shall pass to and unconditionally vest in Parent good and valid title to such Stockholder's Shares and New Shares, free and clear of all claims, liens, restrictions, security interests, pledges, limitations and encumbrances whatsoever.

                   8. Acquisition Proposals. Stockholder agrees that such Stockholder (i) shall not, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

                   9. Appraisal Rights. Stockholder agrees not to exercise any rights (including, without limitation, under Article 13 of the North Carolina Business Corporation Act) to demand appraisal of any Common Stock which may arise with respect to the Merger.

                   10. Affiliates Letter. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

                   11. Reliance by Parent. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

                   12. Action in Stockholder Capacity Only. Stockholder makes no agreement or understanding hereunder as a director or officer of the Company. Stockholder signs this Agreement solely in his capacity as a beneficial owner of the Shares, and nothing herein shall limit or effect any actions taken in Stockholder's capacity as an officer or director of the Company.

                   13. Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

                   14. Heirs, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

                   15. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

                  16.  Miscellaneous.

                           (a) Expenses. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

                           (b) Amendment. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

                           (c) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law, except for those provisions relating to the voting and the proxy which shall be governed by North Carolina law.

                           (d) Severability. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

                           (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                           (f) Termination. This Agreement shall terminate upon termination of the Option.

                           (g) Headings. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

                           (h) Notices. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                           (i)    if to Parent, to

                                  AT&T Corp.
                                  295 North Maple Avenue
                                  Basking Ridge, NJ  07920
                                  Telecopy No.:  (908) 221-6618
                                  Attention:  Marilyn Wasser
                           with copies to:

                                  Wachtell, Lipton, Rosen & Katz
                                  51 West 52nd Street
                                  New York, New York  10019
                                  Telecopy No.:  (212) 403-2000
                                  Attention:  David M. Silk; and

                           (ii)   if to the Stockholder, to such Stockholder c/o

                                  Vanguard Cellular Systems, Inc.
                                  2002 Pisgah Church Road
                                  Greensboro, NC  27455
                                  Telecopy No.:  (336) 545-2219
                                  Attention:  Richard Rowlenson


                           with a copy to:

                                  Latham & Watkins
                                  53rd at Third Avenue, Suite 1000
                                  885 Third Avenue
                                  New York, NY 10022-4802
                                  Telecopy No.:  (212) 751-4864
                                  Attention:  Raymond Y. Lin.

                           (i) Further Assurances. In the event of any exercise of the Option or election to take the Cash Payment Amount, each of the Company, Parent and Stockholder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions contemplated by such exercise.

                           (j) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF OCTOBER 2, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF VANGUARD CELLULAR SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF. "

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                   AT&T CORP.


                                       By:/s/ Michael Berg
                                          -------------------------------------
                                          Name: Michael Berg
                                          Title:Assistant Secretary

Confirmed and accepted as of the date first written above:

                                               By:/s/ Haynes G. Griffin
                                                  ------------------------------
                                               Name: Haynes G. Griffin

                                                                       EXHIBIT A

                                   STOCKHOLDER



                                 Number of Shares of
         Name                       Common Stock               Type of Ownership
         ----                       ------------               -----------------

  Haynes G. Griffin                 1,047,931 (1)                 Beneficial















(1) Includes 140,850 shares in a margin account at Robert Securities, Inc., with 0 shares securing a loan of $0 as of the date hereof.

                                                                       EXHIBIT B

                                  FORM OF PROXY


                  The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Class A Common Stock, par value $0.01 per share, of Vanguard Cellular Systems, Inc., a North Carolina corporation (the "Company"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held [DATE, TIME AND PLACE] and at any adjournment thereof (i) "FOR" approval and adoption of the Agreement and Plan of Merger, dated as of October 2, 1998, between the Company and AT&T Corp., a New York corporation ("Parent"), providing for the merger (the "Merger") of the Company with and into a wholly-owned subsidiary of Parent, and the Merger and
(ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith. This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement, dated as of October 2, 1998, between a certain stockholder of the Company, the undersigned, and Parent terminates in accordance with its terms.

                                           Dated _____________________, 1998



                                           --------------------------------
                                               (Signature of Stockholder)

                                VOTING AGREEMENT


                  VOTING AGREEMENT (the "Agreement"), dated as of October 2, 1998, between the undersigned stockholder ("Stockholder") of Vanguard Cellular Systems, Inc., a North Carolina corporation (the "Company"), and AT&T Corp., a New York corporation ("Parent").

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of October 2, 1998 (the "Merger Agreement"), providing for the merger of the Company with and into a wholly-owned subsidiary of Parent (the "Merger") pursuant to the terms and conditions thereof; and

                  WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Class A Common Stock, par value $0.01 per share, of the Company (the "Common Stock") owned by him, Stockholder has agreed to enter into this Agreement;

                  NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Representations of Stockholder. Stockholder represents that such Stockholder:

                           (a) is the beneficial owner of that number of shares of Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "Shares");

                           (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) or own of record any shares of Common Stock other than such Stockholder's Shares, but excluding any shares of Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                           (c) has the right, power and authority to execute and deliver this Agreement and to perform such Stockholder's obligations under this Agreement, and this Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

                   2. Agreement to Vote Shares. Stockholder shall be present (in person or by proxy) at and vote his Shares and any New Shares (as defined in
Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement) and (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B, which proxy shall be coupled with an interest and irrevocable to the extent permitted under North Carolina law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Stockholder shall also use his reasonable best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

                   3. No Voting Trusts. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien (except, if any Shares were as of September 25, 1998 in margin accounts, to the extent of the collateral required by the related loan as noted on Exhibit A hereto) or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

                  4. Additional Purchases. Stockholder agrees that in the event
(a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Common Stock other than the Shares (collectively, "New Shares"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

                  5.  Option Shares.

                  (a) Subject to the terms and conditions set forth herein, Stockholder hereby grants to Parent an irrevocable option (the "Option") to purchase, in whole or in part, such Stockholder's Shares and such Stockholder's New Shares at a purchase price equal to the Per Share Cash Amount (as defined in the Merger Agreement) per share; provided, however, that if the Per Share Cash Amount under the Merger Agreement or any amendment thereto is ever increased or if Parent shall otherwise offer to the Stockholders of the Company an increased consideration for all of their shares (the "Greater Consideration"), then the purchase price per share under the Option shall be increased to equal such new Per Share Cash Amount or Greater Consideration; and provided further that if Parent has exercised the Option within 12 months prior to such increase in the Per Share Cash Amount or Greater Consideration, then Parent shall pay to each Stockholder an amount equal to the product of the number of shares previously purchased from such Stockholder pursuant to the Option and the amount of increase between the old Per Share Cash Amount and the new Per Share Cash Amount or Greater Consideration, as applicable.

                  (b) Parent may exercise the Option, in whole or in part, at any time and from time to time, after the first to occur of (i) any event as a result of which Parent shall be entitled to receive a termination fee pursuant to Section 7.2(e) of the Merger Agreement in the amount of $52.5 million pursuant to part (1) or part (2) of such Section or in the amount of $22.5 million pursuant to part (3) of such Section or (ii) the breach by any Stockholder of Section 2 of this Agreement (the first of such events to occur, a "Purchase Event"); provided, however, that except as provided in the last sentence of this Section 5(b), the Option shall terminate and be of no further force and effect upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) 12 months and one day after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d),
(e), (f) or (g), (C) a termination of the Merger Agreement in accordance with
Section 7.1(a), (b), (c) or (h) of the Merger Agreement and (D) 18 months after the Outside Date as defined in Section 7.1(e) of the Merger Agreement. Notwithstanding the termination of the Option, Parent shall be entitled to exercise the Option or receive the Cash Payment Amount if it has given written notice of its intent to exercise the Option or receive the Cash Payment Amount in accordance with the terms hereof prior to the termination of the Option and the termination of the Option shall not affect any rights hereunder which by their terms do not terminate or expire prior to or as of such termination.

                  (c) In the event that Parent wishes to exercise the Option, it shall send to such Stockholder a written notice (the date of which being herein referred to as the "Notice Date") to that effect which notice also specifies the total number of shares Parent will purchase pursuant to such exercise, and a date not earlier than three business days nor later than 15 business days from the Notice Date for the closing of such purchase (the "Option Closing Date"); provided, however, that (i) if the closing of the purchase and sale pursuant to the Option (the "Option Closing") cannot be consummated by reason of any applicable judgment, decree, order, law or regulation (including, without limitation, the rules and regulations of the FCC), the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated and (ii) without limiting the foregoing, if prior notification to or approval of any Governmental Entity (as defined in the Merger Agreement) is required in connection with such purchase or any other transaction contemplated hereby, Parent and such Stockholder shall promptly file the required notice or application for approval and shall cooperate in the expeditious filing of such notice or application, and, in the case of any prior notification or approval required in connection with such purchase, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (A) any required notification period has expired or been terminated or (B) any required approval has been obtained, and in either event, any requisite waiting period has expired or been terminated. The place of the Option Closing shall be at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York, and the time of the Option Closing shall be 10:00 a.m. (Eastern Time) on the Option Closing Date.

                  (d) At the Option Closing, Parent (or its designee) shall pay to each Stockholder an amount equal to the product of (x) the Per Share Cash Amount or Greater Consideration, as applicable, and (y) the number of shares being purchased from such Stockholder pursuant to the exercise of the Option. Such payment shall be in immediately available funds by wire transfer to a bank account designated in writing by such Stockholder.

                  (e) At the Option Closing, simultaneously with the delivery of the amount specified in Section 5(d), each Stockholder shall deliver to Parent (or its designee) a certificate or certificates representing its shares to be purchased at the Option Closing, which shares shall be free and clear of all Liens, claims, charges and encumbrances of any kind whatsoever, except for such encumbrances or proxies in favor of Parent arising hereunder, and a new Option evidencing the rights of the Parent (or its designee) to purchase the balance of such Stockholder's shares purchasable hereunder.

                   6.       Cash Election.

                  (a) In lieu of exercising the Option, by notice, Parent may require such Stockholder to make a cash payment to Parent in the amount (the "Cash Payment Amount") equal to the amount by which (A) the Market Price (as defined below) exceeds (B) the Per Share Cash Amount, multiplied by the sum of
(i) the number of such Stockholder's Shares and (ii) the number of such Stockholder's New Shares. Upon receipt of such notice, the Stockholder shall be permitted to sell a sufficient number of Shares to pay the Cash Payment Amount, if Stockholder shall, within five business days of such notice, sell such Shares, provided that Stockholder shall use reasonable best efforts to achieve good execution and shall consult with Parent with respect to the manner of disposition. The term "Market Price" shall mean the closing price (as measured by the last completed trade) for shares of Common Stock on the date of Parent's election, or if Stockholder elects to sell Shares to pay the Cash Payment Amount and has complied with the proviso to the immediately preceding sentence, the average price per Share actually realized in such sale.

                  (b) Parent may exercise its right to require such Stockholder to pay the Cash Payment Amount pursuant to this Section by surrendering for such purpose to such Stockholder, at the Company's principal office, a copy of this Agreement, accompanied by a written notice or notices stating that Parent elects to require such Stockholder to pay the Cash Payment Amount in accordance with the provisions of this Section. Within five (or, in the case of a sale of Shares under (a) above to fund the Cash Payment Amount, eight) business days after the surrender of the Option and the receipt of such notice or notices relating thereto, such Stockholder shall deliver or cause to be delivered to Parent the Cash Payment Amount by wire to the account designated by Parent in immediately available funds.

                  (c) If Stockholder at any time after delivery of a notice of election by Parent to take the Cash Payment Amount pursuant to this Section is prohibited under applicable law or regulation from selling Shares in order to deliver to Parent the Cash Payment Amount in full, and Stockholder is required to sell Shares to fund the Cash Payment Amount, then (i) such Stockholder hereby undertakes to use such Stockholder's reasonable best efforts, to the extent within the control of such Stockholder, to obtain all required regulatory and legal approvals and to file any required notices, in each case as promptly as practicable in order to accomplish such sales and (ii) if Stockholder is unable to effect sales within four days after the receipt of notice, such Stockholder shall be permitted to pay the Cash Payment Amount to Parent in Shares valued at the Market Price.

                  7.  No Encumbrances.

                  (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

                   (b) Notwithstanding the foregoing:

                            (i) Stockholder shall be permitted to sell (or pledge to the Company in support of a loan) such portion of New Shares (but may not sell any New Shares to the Company or its Subsidiaries) solely to pay the exercise price of any employee stock options and tax liabilities in respect of an exercise of employee stock options; provided that Parent shall have a right of first refusal to purchase such New Shares at the lower of $23 per share or the Market Price; and provided further that, if any such New Shares are sold or pledged for an amount in excess of $23 per share and the Option becomes exercisable, such Stockholder shall remit such excess over $23 per share directly to Parent if Parent ever exercises the Option; and provided further that any such New Shares shall be sold (or pledged) subject to the irrevocable proxy referred to in paragraph 2.

                            (ii) Any Stockholder which has received a notice of election by Parent (or its designee) to receive the Cash Payment Amount shall be permitted, between receipt of such notice and the time on which the Cash Payment Amount is due to be paid, to sell such number of Shares as may be necessary to satisfy such obligation, as described in Section 6(a) above.

                            (iii) In the event that the Merger Agreement is terminated pursuant to Section 7.1(d) or 7.1(g) (based upon a breach not due to the willful breach of any representation or warranty or the willful breach of any covenant by the Company), any Stockholder shall be permitted to sell up to 20% of such Stockholder's Shares held as of the date hereof if reasonably necessary to provide liquidity to such Stockholder if at such time no Acquisition Proposal shall be pending or could reasonably expected to become pending prior to expiration of the Option and there shall have been no willful breach of the Merger Agreement or the Stock Option Agreement by the Company or this Agreement by such Stockholder; provided that Parent shall have a right of first refusal to purchase such Shares at the lower of $23 per share or the Market Price on the date that such Stockholder notifies Parent of his intention to sell; and provided further that, if any such Shares are sold or pledged for an amount in excess of $23 per share and the Option becomes exercisable, such Stockholder shall remit such excess over $23 per share directly to Parent if Parent ever exercises the Option; and provided further that any such New Shares shall be sold (or pledged) subject to the irrevocable proxy referred to in paragraph 2.

                  (c) Any transfer by Stockholder of its Shares to Parent pursuant to the Option shall pass to and unconditionally vest in Parent good and valid title to such Stockholder's Shares and New Shares, free and clear of all claims, liens, restrictions, security interests, pledges, limitations and encumbrances whatsoever.

                   8. Acquisition Proposals. Stockholder agrees that such Stockholder (i) shall not, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

                   9. Appraisal Rights. Stockholder agrees not to exercise any rights (including, without limitation, under Article 13 of the North Carolina Business Corporation Act) to demand appraisal of any Common Stock which may arise with respect to the Merger.

                   10. Affiliates Letter. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

                   11. Reliance by Parent. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

                   12. Action in Stockholder Capacity Only. Stockholder makes no agreement or understanding hereunder as a director or officer of the Company. Stockholder signs this Agreement solely in his capacity as a beneficial owner of the Shares, and nothing herein shall limit or effect any actions taken in Stockholder's capacity as an officer or director of the Company.

                   13. Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

                   14. Heirs, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

                   15. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

                  16.  Miscellaneous.

                           (a) Expenses. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

                           (b) Amendment. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

                           (c) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law, except for those provisions relating to the voting and the proxy which shall be governed by North Carolina law.

                           (d) Severability. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

                           (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                           (f) Termination. This Agreement shall terminate upon termination of the Option.

                           (g) Headings. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

                           (h) Notices. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                           (i)    if to Parent, to

                                  AT&T Corp.
                                  295 North Maple Avenue
                                  Basking Ridge, NJ  07920
                                  Telecopy No.:  (908) 221-6618
                                  Attention:  Marilyn Wasser
                           with copies to:

                                  Wachtell, Lipton, Rosen & Katz
                                  51 West 52nd Street
                                  New York, New York  10019
                                  Telecopy No.:  (212) 403-2000
                                  Attention:  David M. Silk; and

                           (ii)   if to the Stockholder, to such Stockholder c/o

                                  Vanguard Cellular Systems, Inc.
                                  2002 Pisgah Church Road
                                  Greensboro, NC  27455
                                  Telecopy No.:  (336) 545-2219
                                  Attention:  Richard Rowlenson


                           with a copy to:

                                  Latham & Watkins
                                  53rd at Third Avenue, Suite 1000
                                  885 Third Avenue
                                  New York, NY 10022-4802
                                  Telecopy No.:  (212) 751-4864
                                  Attention:  Raymond Y. Lin.

                           (i) Further Assurances. In the event of any exercise of the Option or election to take the Cash Payment Amount, each of the Company, Parent and Stockholder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions contemplated by such exercise.

                           (j) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF OCTOBER 2, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF VANGUARD CELLULAR SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF. "

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                   AT&T CORP.


                                       By:/s/ Michael Berg
                                          -------------------------------------
                                          Name:  Michael Berg
                                          Title: Assistant Secretary

Confirmed and accepted as of the date first written above:

                                               By:/s/ Stephen R. Leeolou
                                                  ------------------------------
                                               Name: Stephen R. Leeolou

                                                                       EXHIBIT A

                                   STOCKHOLDER



                                 Number of Shares of
         Name                       Common Stock               Type of Ownership
         ----                       ------------               -----------------

Stephen R. Leeolou                   821,850 (1)                   Beneficial















(1) Includes 208,524 shares pledged to NationsBank to secure a loan of $1,900,000 and 104,523 shares pledged to First Union Bank to secure a loan of $497,500.

                                                                       EXHIBIT B

                                  FORM OF PROXY


                  The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Class A Common Stock, par value $0.01 per share, of Vanguard Cellular Systems, Inc., a North Carolina corporation (the "Company"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held [DATE, TIME AND PLACE] and at any adjournment thereof (i) "FOR" approval and adoption of the Agreement and Plan of Merger, dated as of October 2, 1998, between the Company and AT&T Corp., a New York corporation ("Parent"), providing for the merger (the "Merger") of the Company with and into a wholly-owned subsidiary of Parent, and the Merger and
(ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith. This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement, dated as of October 2, 1998, between a certain stockholder of the Company, the undersigned, and Parent terminates in accordance with its terms.

                                           Dated _____________________, 1998



                                           --------------------------------
                                               (Signature of Stockholder)

                                VOTING AGREEMENT


                  VOTING AGREEMENT (the "Agreement"), dated as of October 2, 1998, between the undersigned stockholder ("Stockholder") of Vanguard Cellular Systems, Inc., a North Carolina corporation (the "Company"), and AT&T Corp., a New York corporation ("Parent").

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of October 2, 1998 (the "Merger Agreement"), providing for the merger of the Company with and into a wholly-owned subsidiary of Parent (the "Merger") pursuant to the terms and conditions thereof; and

                  WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Class A Common Stock, par value $0.01 per share, of the Company (the "Common Stock") owned by him, Stockholder has agreed to enter into this Agreement;

                  NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Representations of Stockholder. Stockholder represents that such Stockholder:

                           (a) is the beneficial owner of that number of shares of Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "Shares");

                           (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) or own of record any shares of Common Stock other than such Stockholder's Shares, but excluding any shares of Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                           (c) has the right, power and authority to execute and deliver this Agreement and to perform such Stockholder's obligations under this Agreement, and this Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

                   2. Agreement to Vote Shares. Stockholder shall be present (in person or by proxy) at and vote his Shares and any New Shares (as defined in
Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement) and (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B, which proxy shall be coupled with an interest and irrevocable to the extent permitted under North Carolina law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Stockholder shall also use his reasonable best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

                   3. No Voting Trusts. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien (except, if any Shares were as of September 25, 1998 in margin accounts, to the extent of the collateral required by the related loan as noted on Exhibit A hereto) or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

                  4. Additional Purchases. Stockholder agrees that in the event
(a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Common Stock other than the Shares (collectively, "New Shares"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

                  5.  Option Shares.

                  (a) Subject to the terms and conditions set forth herein, Stockholder hereby grants to Parent an irrevocable option (the "Option") to purchase, in whole or in part, such Stockholder's Shares and such Stockholder's New Shares at a purchase price equal to the Per Share Cash Amount (as defined in the Merger Agreement) per share; provided, however, that if the Per Share Cash Amount under the Merger Agreement or any amendment thereto is ever increased or if Parent shall otherwise offer to the Stockholders of the Company an increased consideration for all of their shares (the "Greater Consideration"), then the purchase price per share under the Option shall be increased to equal such new Per Share Cash Amount or Greater Consideration; and provided further that if Parent has exercised the Option within 12 months prior to such increase in the Per Share Cash Amount or Greater Consideration, then Parent shall pay to each Stockholder an amount equal to the product of the number of shares previously purchased from such Stockholder pursuant to the Option and the amount of increase between the old Per Share Cash Amount and the new Per Share Cash Amount or Greater Consideration, as applicable.

                  (b) Parent may exercise the Option, in whole or in part, at any time and from time to time, after the first to occur of (i) any event as a result of which Parent shall be entitled to receive a termination fee pursuant to Section 7.2(e) of the Merger Agreement in the amount of $52.5 million pursuant to part (1) or part (2) of such Section or in the amount of $22.5 million pursuant to part (3) of such Section or (ii) the breach by any Stockholder of Section 2 of this Agreement (the first of such events to occur, a "Purchase Event"); provided, however, that except as provided in the last sentence of this Section 5(b), the Option shall terminate and be of no further force and effect upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) 12 months and one day after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d),
(e), (f) or (g), (C) a termination of the Merger Agreement in accordance with
Section 7.1(a), (b), (c) or (h) of the Merger Agreement and (D) 18 months after the Outside Date as defined in Section 7.1(e) of the Merger Agreement. Notwithstanding the termination of the Option, Parent shall be entitled to exercise the Option or receive the Cash Payment Amount if it has given written notice of its intent to exercise the Option or receive the Cash Payment Amount in accordance with the terms hereof prior to the termination of the Option and the termination of the Option shall not affect any rights hereunder which by their terms do not terminate or expire prior to or as of such termination.

                  (c) In the event that Parent wishes to exercise the Option, it shall send to such Stockholder a written notice (the date of which being herein referred to as the "Notice Date") to that effect which notice also specifies the total number of shares Parent will purchase pursuant to such exercise, and a date not earlier than three business days nor later than 15 business days from the Notice Date for the closing of such purchase (the "Option Closing Date"); provided, however, that (i) if the closing of the purchase and sale pursuant to the Option (the "Option Closing") cannot be consummated by reason of any applicable judgment, decree, order, law or regulation (including, without limitation, the rules and regulations of the FCC), the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated and (ii) without limiting the foregoing, if prior notification to or approval of any Governmental Entity (as defined in the Merger Agreement) is required in connection with such purchase or any other transaction contemplated hereby, Parent and such Stockholder shall promptly file the required notice or application for approval and shall cooperate in the expeditious filing of such notice or application, and, in the case of any prior notification or approval required in connection with such purchase, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (A) any required notification period has expired or been terminated or (B) any required approval has been obtained, and in either event, any requisite waiting period has expired or been terminated. The place of the Option Closing shall be at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York, and the time of the Option Closing shall be 10:00 a.m. (Eastern Time) on the Option Closing Date.

                  (d) At the Option Closing, Parent (or its designee) shall pay to each Stockholder an amount equal to the product of (x) the Per Share Cash Amount or Greater Consideration, as applicable, and (y) the number of shares being purchased from such Stockholder pursuant to the exercise of the Option. Such payment shall be in immediately available funds by wire transfer to a bank account designated in writing by such Stockholder.

                  (e) At the Option Closing, simultaneously with the delivery of the amount specified in Section 5(d), each Stockholder shall deliver to Parent (or its designee) a certificate or certificates representing its shares to be purchased at the Option Closing, which shares shall be free and clear of all Liens, claims, charges and encumbrances of any kind whatsoever, except for such encumbrances or proxies in favor of Parent arising hereunder, and a new Option evidencing the rights of the Parent (or its designee) to purchase the balance of such Stockholder's shares purchasable hereunder.

                  6.  Cash Election.

                  (a) In lieu of exercising the Option, by notice, Parent may require such Stockholder to make a cash payment to Parent in the amount (the "Cash Payment Amount") equal to the amount by which (A) the Market Price (as defined below) exceeds (B) the Per Share Cash Amount, multiplied by the sum of
(i) the number of such Stockholder's Shares and (ii) the number of such Stockholder's New Shares. Upon receipt of such notice, the Stockholder shall be permitted to sell a sufficient number of Shares to pay the Cash Payment Amount, if Stockholder shall, within five business days of such notice, sell such Shares, provided that Stockholder shall use reasonable best efforts to achieve good execution and shall consult with Parent with respect to the manner of disposition. The term "Market Price" shall mean the closing price (as measured by the last completed trade) for shares of Common Stock on the date of Parent's election, or if Stockholder elects to sell Shares to pay the Cash Payment Amount and has complied with the proviso to the immediately preceding sentence, the average price per Share actually realized in such sale.

                  (b) Parent may exercise its right to require such Stockholder to pay the Cash Payment Amount pursuant to this Section by surrendering for such purpose to such Stockholder, at the Company's principal office, a copy of this Agreement, accompanied by a written notice or notices stating that Parent elects to require such Stockholder to pay the Cash Payment Amount in accordance with the provisions of this Section. Within five (or, in the case of a sale of Shares under (a) above to fund the Cash Payment Amount, eight) business days after the surrender of the Option and the receipt of such notice or notices relating thereto, such Stockholder shall deliver or cause to be delivered to Parent the Cash Payment Amount by wire to the account designated by Parent in immediately available funds.

                  (c) If Stockholder at any time after delivery of a notice of election by Parent to take the Cash Payment Amount pursuant to this Section is prohibited under applicable law or regulation from selling Shares in order to deliver to Parent the Cash Payment Amount in full, and Stockholder is required to sell Shares to fund the Cash Payment Amount, then (i) such Stockholder hereby undertakes to use such Stockholder's reasonable best efforts, to the extent within the control of such Stockholder, to obtain all required regulatory and legal approvals and to file any required notices, in each case as promptly as practicable in order to accomplish such sales and (ii) if Stockholder is unable to effect sales within four days after the receipt of notice, such Stockholder shall be permitted to pay the Cash Payment Amount to Parent in Shares valued at the Market Price.

                  7.  No Encumbrances.

                  (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

                  (b) Notwithstanding the foregoing:

                            (i) Any Stockholder which has received a notice of election by Parent (or its designee) to receive the Cash Payment Amount shall be permitted, between receipt of such notice and the time on which the Cash Payment Amount is due to be paid, to sell such number of Shares as may be necessary to satisfy such obligation, as described in
         Section 6(a) above.

                            (ii) In the event that the Merger Agreement is terminated pursuant to Section 7.1(d) or 7.1(g) (based upon a breach not due to the willful breach of any representation or warranty or the willful breach of any covenant by the Company), any Stockholder shall be permitted to sell up to 20% of such Stockholder's Shares held as of the date hereof if reasonably necessary to provide liquidity to such Stockholder if at such time no Acquisition Proposal shall be pending or could reasonably expected to become pending prior to expiration of the Option and there shall have been no willful breach of the Merger Agreement or the Stock Option Agreement by the Company or this Agreement by such Stockholder; provided that Parent shall have a right of first refusal to purchase such Shares at the lower of $23 per share or the Market Price on the date that such Stockholder notifies Parent of his intention to sell; and provided further that, if any such Shares are sold or pledged for an amount in excess of $23 per share and the Option becomes exercisable, such Stockholder shall remit such excess over $23 per share directly to Parent if Parent ever exercises the Option; and provided further that any such New Shares shall be sold (or pledged) subject to the irrevocable proxy referred to in paragraph 2.

                  (c) Any transfer by Stockholder of its Shares to Parent pursuant to the Option shall pass to and unconditionally vest in Parent good and valid title to such Stockholder's Shares and New Shares, free and clear of all claims, liens, restrictions, security interests, pledges, limitations and encumbrances whatsoever.

                  8. Acquisition Proposals. Stockholder agrees that such Stockholder (i) shall not, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

                  9. Appraisal Rights. Stockholder agrees not to exercise any rights (including, without limitation, under Article 13 of the North Carolina Business Corporation Act) to demand appraisal of any Common Stock which may arise with respect to the Merger.

                  10. Affiliates Letter. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

                  11. Reliance by Parent. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

                  12. Action in Stockholder Capacity Only. Stockholder makes no agreement or understanding hereunder as a director or officer of the Company. Stockholder signs this Agreement solely in his capacity as a beneficial owner of the Shares, and nothing herein shall limit or effect any actions taken in Stockholder's capacity as an officer or director of the Company.

                  13. Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

                  14. Heirs, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

                  15. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

                  16.  Miscellaneous.

                           (a) Expenses. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

                           (b) Amendment. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

                           (c) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law, except for those provisions relating to the voting and the proxy which shall be governed by North Carolina law.

                           (d) Severability. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

                           (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                           (f) Termination. This Agreement shall terminate upon termination of the Option.

                           (g) Headings. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

                           (h) Notices. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                           (i)    if to Parent, to

                                  AT&T Corp.
                                  295 North Maple Avenue
                                  Basking Ridge, NJ  07920
                                  Telecopy No.:  (908) 221-6618
                                  Attention:  Marilyn Wasser

                           with copies to:

                                  Wachtell, Lipton, Rosen & Katz
                                  51 West 52nd Street
                                  New York, New York  10019
                                  Telecopy No.:  (212) 403-2000
                                  Attention:  David M. Silk; and

                           (ii)   if to the Stockholder, to such Stockholder c/o

                                  Vanguard Cellular Systems, Inc.
                                  2002 Pisgah Church Road
                                  Greensboro, NC  27455
                                  Telecopy No.:  (336) 545-2219
                                  Attention:  Richard Rowlenson
                           with a copy to:

                                  Latham & Watkins
                                  53rd at Third Avenue, Suite 1000
                                  885 Third Avenue
                                  New York, NY 10022-4802
                                  Telecopy No.:  (212) 751-4864
                                  Attention:  Raymond Y. Lin.

                           (i) Further Assurances. In the event of any exercise of the Option or election to take the Cash Payment Amount, each of the Company, Parent and Stockholder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions contemplated by such exercise.

                           (j) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF OCTOBER 2, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF VANGUARD CELLULAR SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF. "

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                   AT&T CORP.


                                       By:/s/ Michael Berg
                                          -------------------------------------
                                          Name:  Michael Berg
                                          Title: Assistant Secretary

Confirmed and accepted as of the date first written above:


                                            SMITH RICHARDSON FOUNDATION


                                            By:/s/ Peter L. Richardson
                                               ---------------------------------
                                            Name:  Peter L. Richardson
                                            Title: President

                                                                       EXHIBIT A

                                   STOCKHOLDER



                                  Number of Shares of
         Name                       Common Stock               Type of Ownership
         ----                       ------------               -----------------

  Smith Richardson Foundation         1,020,292                     Beneficial

                                                                       EXHIBIT B



                                  FORM OF PROXY


                  The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Class A Common Stock, par value $0.01 per share, of Vanguard Cellular Systems, Inc., a North Carolina corporation (the "Company"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held [DATE, TIME AND PLACE] and at any adjournment thereof (i) "FOR" approval and adoption of the Agreement and Plan of Merger, dated as of October 2, 1998, between the Company and AT&T Corp., a New York corporation ("Parent"), providing for the merger (the "Merger") of the Company with and into a wholly-owned subsidiary of Parent, and the Merger and
(ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith. This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement, dated as of October 2, 1998, between a certain stockholder of the Company, the undersigned, and Parent terminates in accordance with its terms.

                                        Dated _____________________, 1998



                                        --------------------------------
                                             (Signature of Stockholder)

                                VOTING AGREEMENT


                  VOTING AGREEMENT (the "Agreement"), dated as of October 2, 1998, between the undersigned stockholder ("Stockholder") of Vanguard Cellular Systems, Inc., a North Carolina corporation (the "Company"), and AT&T Corp., a New York corporation ("Parent").

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of October 2, 1998 (the "Merger Agreement"), providing for the merger of the Company with and into a wholly-owned subsidiary of Parent (the "Merger") pursuant to the terms and conditions thereof; and

                  WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Class A Common Stock, par value $0.01 per share, of the Company (the "Common Stock") owned by him, Stockholder has agreed to enter into this Agreement;

                  NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Representations of Stockholder. Stockholder represents that such Stockholder:

                           (a) is the beneficial owner of that number of shares of Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "Shares");

                           (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) or own of record any shares of Common Stock other than such Stockholder's Shares, but excluding any shares of Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                           (c) has the right, power and authority to execute and deliver this Agreement and to perform such Stockholder's obligations under this Agreement, and this Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

                   2. Agreement to Vote Shares. Stockholder shall be present (in person or by proxy) at and vote his Shares and any New Shares (as defined in
Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement) and (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B, which proxy shall be coupled with an interest and irrevocable to the extent permitted under North Carolina law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Stockholder shall also use his reasonable best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

                   3. No Voting Trusts. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien (except, if any Shares were as of September 25, 1998 in margin accounts, to the extent of the collateral required by the related loan as noted on Exhibit A hereto) or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

                  4. Additional Purchases. Stockholder agrees that in the event
(a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Common Stock other than the Shares (collectively, "New Shares"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

                  5.  Option Shares.

                  (a) Subject to the terms and conditions set forth herein, Stockholder hereby grants to Parent an irrevocable option (the "Option") to purchase, in whole or in part, such Stockholder's Shares and such Stockholder's New Shares at a purchase price equal to the Per Share Cash Amount (as defined in the Merger Agreement) per share; provided, however, that if the Per Share Cash Amount under the Merger Agreement or any amendment thereto is ever increased or if Parent shall otherwise offer to the Stockholders of the Company an increased consideration for all of their shares (the "Greater Consideration"), then the purchase price per share under the Option shall be increased to equal such new Per Share Cash Amount or Greater Consideration; and provided further that if Parent has exercised the Option within 12 months prior to such increase in the Per Share Cash Amount or Greater Consideration, then Parent shall pay to each Stockholder an amount equal to the product of the number of shares previously purchased from such Stockholder pursuant to the Option and the amount of increase between the old Per Share Cash Amount and the new Per Share Cash Amount or Greater Consideration, as applicable.

                  (b) Parent may exercise the Option, in whole or in part, at any time and from time to time, after the first to occur of (i) any event as a result of which Parent shall be entitled to receive a termination fee pursuant to Section 7.2(e) of the Merger Agreement in the amount of $52.5 million pursuant to part (1) or part (2) of such Section or in the amount of $22.5 million pursuant to part (3) of such Section or (ii) the breach by any Stockholder of Section 2 of this Agreement (the first of such events to occur, a "Purchase Event"); provided, however, that except as provided in the last sentence of this Section 5(b), the Option shall terminate and be of no further force and effect upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) 12 months and one day after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d),
(e), (f) or (g), (C) a termination of the Merger Agreement in accordance with
Section 7.1(a), (b), (c) or (h) of the Merger Agreement and (D) 18 months after the Outside Date as defined in Section 7.1(e) of the Merger Agreement. Notwithstanding the termination of the Option, Parent shall be entitled to exercise the Option or receive the Cash Payment Amount if it has given written notice of its intent to exercise the Option or receive the Cash Payment Amount in accordance with the terms hereof prior to the termination of the Option and the termination of the Option shall not affect any rights hereunder which by their terms do not terminate or expire prior to or as of such termination.

                  (c) In the event that Parent wishes to exercise the Option, it shall send to such Stockholder a written notice (the date of which being herein referred to as the "Notice Date") to that effect which notice also specifies the total number of shares Parent will purchase pursuant to such exercise, and a date not earlier than three business days nor later than 15 business days from the Notice Date for the closing of such purchase (the "Option Closing Date"); provided, however, that (i) if the closing of the purchase and sale pursuant to the Option (the "Option Closing") cannot be consummated by reason of any applicable judgment, decree, order, law or regulation (including, without limitation, the rules and regulations of the FCC), the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated and (ii) without limiting the foregoing, if prior notification to or approval of any Governmental Entity (as defined in the Merger Agreement) is required in connection with such purchase or any other transaction contemplated hereby, Parent and such Stockholder shall promptly file the required notice or application for approval and shall cooperate in the expeditious filing of such notice or application, and, in the case of any prior notification or approval required in connection with such purchase, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (A) any required notification period has expired or been terminated or (B) any required approval has been obtained, and in either event, any requisite waiting period has expired or been terminated. The place of the Option Closing shall be at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York, and the time of the Option Closing shall be 10:00 a.m. (Eastern Time) on the Option Closing Date.

                  (d) At the Option Closing, Parent (or its designee) shall pay to each Stockholder an amount equal to the product of (x) the Per Share Cash Amount or Greater Consideration, as applicable, and (y) the number of shares being purchased from such Stockholder pursuant to the exercise of the Option. Such payment shall be in immediately available funds by wire transfer to a bank account designated in writing by such Stockholder.

                  (e) At the Option Closing, simultaneously with the delivery of the amount specified in Section 5(d), each Stockholder shall deliver to Parent (or its designee) a certificate or certificates representing its shares to be purchased at the Option Closing, which shares shall be free and clear of all Liens, claims, charges and encumbrances of any kind whatsoever, except for such encumbrances or proxies in favor of Parent arising hereunder, and a new Option evidencing the rights of the Parent (or its designee) to purchase the balance of such Stockholder's shares purchasable hereunder.

                  6.  Cash Election.

                  (a) In lieu of exercising the Option, by notice, Parent may require such Stockholder to make a cash payment to Parent in the amount (the "Cash Payment Amount") equal to the amount by which (A) the Market Price (as defined below) exceeds (B) the Per Share Cash Amount, multiplied by the sum of
(i) the number of such Stockholder's Shares and (ii) the number of such Stockholder's New Shares. Upon receipt of such notice, the Stockholder shall be permitted to sell a sufficient number of Shares to pay the Cash Payment Amount, if Stockholder shall, within five business days of such notice, sell such Shares, provided that Stockholder shall use reasonable best efforts to achieve good execution and shall consult with Parent with respect to the manner of disposition. The term "Market Price" shall mean the closing price (as measured by the last completed trade) for shares of Common Stock on the date of Parent's election, or if Stockholder elects to sell Shares to pay the Cash Payment Amount and has complied with the proviso to the immediately preceding sentence, the average price per Share actually realized in such sale.

                  (b) Parent may exercise its right to require such Stockholder to pay the Cash Payment Amount pursuant to this Section by surrendering for such purpose to such Stockholder, at the Company's principal office, a copy of this Agreement, accompanied by a written notice or notices stating that Parent elects to require such Stockholder to pay the Cash Payment Amount in accordance with the provisions of this Section. Within five (or, in the case of a sale of Shares under (a) above to fund the Cash Payment Amount, eight) business days after the surrender of the Option and the receipt of such notice or notices relating thereto, such Stockholder shall deliver or cause to be delivered to Parent the Cash Payment Amount by wire to the account designated by Parent in immediately available funds.

                  (c) If Stockholder at any time after delivery of a notice of election by Parent to take the Cash Payment Amount pursuant to this Section is prohibited under applicable law or regulation from selling Shares in order to deliver to Parent the Cash Payment Amount in full, and Stockholder is required to sell Shares to fund the Cash Payment Amount, then (i) such Stockholder hereby undertakes to use such Stockholder's reasonable best efforts, to the extent within the control of such Stockholder, to obtain all required regulatory and legal approvals and to file any required notices, in each case as promptly as practicable in order to accomplish such sales and (ii) if Stockholder is unable to effect sales within four days after the receipt of notice, such Stockholder shall be permitted to pay the Cash Payment Amount to Parent in Shares valued at the Market Price.

                  7.  No Encumbrances.

                  (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

                  (b) Notwithstanding the foregoing:

                            (i) Any Stockholder which has received a notice of election by Parent (or its designee) to receive the Cash Payment Amount shall be permitted, between receipt of such notice and the time on which the Cash Payment Amount is due to be paid, to sell such number of Shares as may be necessary to satisfy such obligation, as described in
         Section 6(a) above.

                            (ii) In the event that the Merger Agreement is terminated pursuant to Section 7.1(d) or 7.1(g) (based upon a breach not due to the willful breach of any representation or warranty or the willful breach of any covenant by the Company), any Stockholder shall be permitted to sell up to 20% of such Stockholder's Shares held as of the date hereof if reasonably necessary to provide liquidity to such Stockholder if at such time no Acquisition Proposal shall be pending or could reasonably expected to become pending prior to expiration of the Option and there shall have been no willful breach of the Merger Agreement or the Stock Option Agreement by the Company or this Agreement by such Stockholder; provided that Parent shall have a right of first refusal to purchase such Shares at the lower of $23 per share or the Market Price on the date that such Stockholder notifies Parent of his intention to sell; and provided further that, if any such Shares are sold or pledged for an amount in excess of $23 per share and the Option becomes exercisable, such Stockholder shall remit such excess over $23 per share directly to Parent if Parent ever exercises the Option; and provided further that any such New Shares shall be sold (or pledged) subject to the irrevocable proxy referred to in paragraph 2.

                  (c) Any transfer by Stockholder of its Shares to Parent pursuant to the Option shall pass to and unconditionally vest in Parent good and valid title to such Stockholder's Shares and New Shares, free and clear of all claims, liens, restrictions, security interests, pledges, limitations and encumbrances whatsoever.

                  8. Acquisition Proposals. Stockholder agrees that such Stockholder (i) shall not, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

                  9. Appraisal Rights. Stockholder agrees not to exercise any rights (including, without limitation, under Article 13 of the North Carolina Business Corporation Act) to demand appraisal of any Common Stock which may arise with respect to the Merger.

                  10. Affiliates Letter. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

                  11. Reliance by Parent. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

                  12. Action in Stockholder Capacity Only. Stockholder makes no agreement or understanding hereunder as a director or officer of the Company. Stockholder signs this Agreement solely in his capacity as a beneficial owner of the Shares, and nothing herein shall limit or effect any actions taken in Stockholder's capacity as an officer or director of the Company.

                  13. Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

                  14. Heirs, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

                  15. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

                  16.  Miscellaneous.

                           (a) Expenses. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

                           (b) Amendment. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

                           (c) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law, except for those provisions relating to the voting and the proxy which shall be governed by North Carolina law.

                           (d) Severability. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

                           (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                           (f) Termination. This Agreement shall terminate upon termination of the Option.

                           (g) Headings. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

                           (h) Notices. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                           (i)    if to Parent, to

                                  AT&T Corp.
                                  295 North Maple Avenue
                                  Basking Ridge, NJ  07920
                                  Telecopy No.:  (908) 221-6618
                                  Attention:  Marilyn Wasser

                           with copies to:

                                  Wachtell, Lipton, Rosen & Katz
                                  51 West 52nd Street
                                  New York, New York  10019
                                  Telecopy No.:  (212) 403-2000
                                  Attention:  David M. Silk; and

                           (ii)   if to the Stockholder, to such Stockholder c/o

                                  Vanguard Cellular Systems, Inc.
                                  2002 Pisgah Church Road
                                  Greensboro, NC  27455
                                  Telecopy No.:  (336) 545-2219
                                  Attention:  Richard Rowlenson
                           with a copy to:

                                  Latham & Watkins
                                  53rd at Third Avenue, Suite 1000
                                  885 Third Avenue
                                  New York, NY 10022-4802
                                  Telecopy No.:  (212) 751-4864
                                  Attention:  Raymond Y. Lin.

                           (i) Further Assurances. In the event of any exercise of the Option or election to take the Cash Payment Amount, each of the Company, Parent and Stockholder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions contemplated by such exercise.

                           (j) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF OCTOBER 2, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF VANGUARD CELLULAR SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF. "

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                   AT&T CORP.


                                       By:/s/ Michael Berg
                                          -------------------------------------
                                          Name:  Michael Berg
                                          Title: Assistant Secretary

Confirmed and accepted as of the date first written above:





                                            By:/s/ Stuart S. Richardson
                                               ---------------------------------
                                            Name: Stuart S. Richardson

                                                                       EXHIBIT A

                                   STOCKHOLDER



                                  Number of Shares of
         Name                       Common Stock               Type of Ownership
         ----                       ------------               -----------------

Stuart S. Richardson                 50,736 (1)                    Beneficial














(1) Does not include (1) the Grace Jones Richardson Testamentary Trust; Stuart
S. Richardson & Peter L. Richardson, Trustees and (2) the H. Smith Richardson Family Trust; Peter L. Richardson, Stuart S. Richardson, E. William Stetson, III and Winburne W. King, III, Trustees.

                                                                       EXHIBIT B



                                  FORM OF PROXY


                  The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Class A Common Stock, par value $0.01 per share, of Vanguard Cellular Systems, Inc., a North Carolina corporation (the "Company"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held [DATE, TIME AND PLACE] and at any adjournment thereof (i) "FOR" approval and adoption of the Agreement and Plan of Merger, dated as of October 2, 1998, between the Company and AT&T Corp., a New York corporation ("Parent"), providing for the merger (the "Merger") of the Company with and into a wholly-owned subsidiary of Parent, and the Merger and
(ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith. This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement, dated as of October 2, 1998, between a certain stockholder of the Company, the undersigned, and Parent terminates in accordance with its terms.

                                        Dated _____________________, 1998



                                        --------------------------------
                                             (Signature of Stockholder)

                                VOTING AGREEMENT


                  VOTING AGREEMENT (the "Agreement"), dated as of October 2, 1998, between the undersigned stockholder ("Stockholder") of Vanguard Cellular Systems, Inc., a North Carolina corporation (the "Company"), and AT&T Corp., a New York corporation ("Parent").

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Parent have entered into an Agreement and Plan of Merger dated as of October 2, 1998 (the "Merger Agreement"), providing for the merger of the Company with and into a wholly-owned subsidiary of Parent (the "Merger") pursuant to the terms and conditions thereof; and

                  WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement, pursuant to which Stockholder will receive the consideration provided for in the Merger Agreement in exchange for each share of Class A Common Stock, par value $0.01 per share, of the Company (the "Common Stock") owned by him, Stockholder has agreed to enter into this Agreement;

                  NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Representations of Stockholder. Stockholder represents that such Stockholder:

                           (a) is the beneficial owner of that number of shares of Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "Shares");

                           (b) except as may be denoted in Exhibit A, does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) or own of record any shares of Common Stock other than such Stockholder's Shares, but excluding any shares of Common Stock which such Stockholder has the right to obtain upon the exercise of stock options outstanding on the date hereof; and

                           (c) has the right, power and authority to execute and deliver this Agreement and to perform such Stockholder's obligations under this Agreement, and this Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding agreement of such Stockholder, enforceable in accordance with its terms; and such execution, delivery and performance by such Stockholder of this Agreement will not (i) conflict with, require a consent, waiver or approval under, or result in a breach of or default under, any of the terms of any contract, commitment or other obligation (written or oral) to which such Stockholder is a party or by which such Stockholder is bound; (ii) violate any order, writ, injunction, decree or statute, or any rule or regulation, applicable to Stockholder or any of the properties or assets of Stockholder; or (iii) result in the creation of, or impose any obligation on such Stockholder to create, any Lien (as defined in the Merger Agreement), charge or other encumbrance of any nature whatsoever upon the Shares, other than in favor of Parent.

The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the date that the Merger is consummated or this Agreement is terminated in accordance with its terms.

                   2. Agreement to Vote Shares. Stockholder shall be present (in person or by proxy) at and vote his Shares and any New Shares (as defined in
Section 4 hereof), and shall cause any holder of record of his Shares or New Shares to be present and vote, (a) in favor of adoption and approval of the Merger Agreement and the Merger (and each other action and transaction contemplated by the Merger Agreement or by this Agreement) and (b) against any Acquisition Proposal (as defined in the Merger Agreement) other than the Merger (or any other Acquisition Proposal of Parent) and against any proposed action or transaction that would prevent or intentionally delay consummation of the Merger (or other Acquisition Proposal of Parent) or is otherwise inconsistent therewith at every meeting of the stockholders of the Company at which any such matters are considered and at every adjournment thereof (and, if applicable, in connection with any request or solicitation of written consents of stockholders). Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder shall deliver to Parent upon request a proxy substantially in the form attached hereto as Exhibit B, which proxy shall be coupled with an interest and irrevocable to the extent permitted under North Carolina law, with the total number of such Stockholder's Shares and any New Shares correctly indicated thereon. Stockholder hereby revokes any and all previous proxies granted with respect to his Shares. Stockholder shall also use his reasonable best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

                   3. No Voting Trusts. After the date hereof, Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any Shares in a voting trust or subject any Shares to any Lien (except, if any Shares were as of September 25, 1998 in margin accounts, to the extent of the collateral required by the related loan as noted on Exhibit A hereto) or agreement, arrangement or understanding with respect to the voting of such Shares other than agreements entered into with Parent.

                  4. Additional Purchases. Stockholder agrees that in the event
(a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of stock of the Company on, of or affecting the Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of any shares of Common Stock after the execution of this Agreement (including by exercise of options), or (c) such Stockholder acquires the right to vote or share in the voting of any shares of Common Stock other than the Shares (collectively, "New Shares"), such Stockholder shall deliver promptly to Parent upon request an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date hereof.

                  5.  Option Shares.

                  (a) Subject to the terms and conditions set forth herein, Stockholder hereby grants to Parent an irrevocable option (the "Option") to purchase, in whole or in part, such Stockholder's Shares and such Stockholder's New Shares at a purchase price equal to the Per Share Cash Amount (as defined in the Merger Agreement) per share; provided, however, that if the Per Share Cash Amount under the Merger Agreement or any amendment thereto is ever increased or if Parent shall otherwise offer to the Stockholders of the Company an increased consideration for all of their shares (the "Greater Consideration"), then the purchase price per share under the Option shall be increased to equal such new Per Share Cash Amount or Greater Consideration; and provided further that if Parent has exercised the Option within 12 months prior to such increase in the Per Share Cash Amount or Greater Consideration, then Parent shall pay to each Stockholder an amount equal to the product of the number of shares previously purchased from such Stockholder pursuant to the Option and the amount of increase between the old Per Share Cash Amount and the new Per Share Cash Amount or Greater Consideration, as applicable.

                  (b) Parent may exercise the Option, in whole or in part, at any time and from time to time, after the first to occur of (i) any event as a result of which Parent shall be entitled to receive a termination fee pursuant to Section 7.2(e) of the Merger Agreement in the amount of $52.5 million pursuant to part (1) or part (2) of such Section or in the amount of $22.5 million pursuant to part (3) of such Section or (ii) the breach by any Stockholder of Section 2 of this Agreement (the first of such events to occur, a "Purchase Event"); provided, however, that except as provided in the last sentence of this Section 5(b), the Option shall terminate and be of no further force and effect upon the earliest to occur of (A) the Effective Time (as defined in the Merger Agreement), (B) 12 months and one day after the occurrence of a termination of the Merger Agreement in accordance with Section 7.1 (d),
(e), (f) or (g), (C) a termination of the Merger Agreement in accordance with
Section 7.1(a), (b), (c) or (h) of the Merger Agreement and (D) 18 months after the Outside Date as defined in Section 7.1(e) of the Merger Agreement. Notwithstanding the termination of the Option, Parent shall be entitled to exercise the Option or receive the Cash Payment Amount if it has given written notice of its intent to exercise the Option or receive the Cash Payment Amount in accordance with the terms hereof prior to the termination of the Option and the termination of the Option shall not affect any rights hereunder which by their terms do not terminate or expire prior to or as of such termination.

                  (c) In the event that Parent wishes to exercise the Option, it shall send to such Stockholder a written notice (the date of which being herein referred to as the "Notice Date") to that effect which notice also specifies the total number of shares Parent will purchase pursuant to such exercise, and a date not earlier than three business days nor later than 15 business days from the Notice Date for the closing of such purchase (the "Option Closing Date"); provided, however, that (i) if the closing of the purchase and sale pursuant to the Option (the "Option Closing") cannot be consummated by reason of any applicable judgment, decree, order, law or regulation (including, without limitation, the rules and regulations of the FCC), the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated and (ii) without limiting the foregoing, if prior notification to or approval of any Governmental Entity (as defined in the Merger Agreement) is required in connection with such purchase or any other transaction contemplated hereby, Parent and such Stockholder shall promptly file the required notice or application for approval and shall cooperate in the expeditious filing of such notice or application, and, in the case of any prior notification or approval required in connection with such purchase, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (A) any required notification period has expired or been terminated or (B) any required approval has been obtained, and in either event, any requisite waiting period has expired or been terminated. The place of the Option Closing shall be at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York, and the time of the Option Closing shall be 10:00 a.m. (Eastern Time) on the Option Closing Date.

                  (d) At the Option Closing, Parent (or its designee) shall pay to each Stockholder an amount equal to the product of (x) the Per Share Cash Amount or Greater Consideration, as applicable, and (y) the number of shares being purchased from such Stockholder pursuant to the exercise of the Option. Such payment shall be in immediately available funds by wire transfer to a bank account designated in writing by such Stockholder.

                  (e) At the Option Closing, simultaneously with the delivery of the amount specified in Section 5(d), each Stockholder shall deliver to Parent (or its designee) a certificate or certificates representing its shares to be purchased at the Option Closing, which shares shall be free and clear of all Liens, claims, charges and encumbrances of any kind whatsoever, except for such encumbrances or proxies in favor of Parent arising hereunder, and a new Option evidencing the rights of the Parent (or its designee) to purchase the balance of such Stockholder's shares purchasable hereunder.

                  6.  Cash Election.

                  (a) In lieu of exercising the Option, by notice, Parent may require such Stockholder to make a cash payment to Parent in the amount (the "Cash Payment Amount") equal to the amount by which (A) the Market Price (as defined below) exceeds (B) the Per Share Cash Amount, multiplied by the sum of
(i) the number of such Stockholder's Shares and (ii) the number of such Stockholder's New Shares. Upon receipt of such notice, the Stockholder shall be permitted to sell a sufficient number of Shares to pay the Cash Payment Amount, if Stockholder shall, within five business days of such notice, sell such Shares, provided that Stockholder shall use reasonable best efforts to achieve good execution and shall consult with Parent with respect to the manner of disposition. The term "Market Price" shall mean the closing price (as measured by the last completed trade) for shares of Common Stock on the date of Parent's election, or if Stockholder elects to sell Shares to pay the Cash Payment Amount and has complied with the proviso to the immediately preceding sentence, the average price per Share actually realized in such sale.

                  (b) Parent may exercise its right to require such Stockholder to pay the Cash Payment Amount pursuant to this Section by surrendering for such purpose to such Stockholder, at the Company's principal office, a copy of this Agreement, accompanied by a written notice or notices stating that Parent elects to require such Stockholder to pay the Cash Payment Amount in accordance with the provisions of this Section. Within five (or, in the case of a sale of Shares under (a) above to fund the Cash Payment Amount, eight) business days after the surrender of the Option and the receipt of such notice or notices relating thereto, such Stockholder shall deliver or cause to be delivered to Parent the Cash Payment Amount by wire to the account designated by Parent in immediately available funds.

                  (c) If Stockholder at any time after delivery of a notice of election by Parent to take the Cash Payment Amount pursuant to this Section is prohibited under applicable law or regulation from selling Shares in order to deliver to Parent the Cash Payment Amount in full, and Stockholder is required to sell Shares to fund the Cash Payment Amount, then (i) such Stockholder hereby undertakes to use such Stockholder's reasonable best efforts, to the extent within the control of such Stockholder, to obtain all required regulatory and legal approvals and to file any required notices, in each case as promptly as practicable in order to accomplish such sales and (ii) if Stockholder is unable to effect sales within four days after the receipt of notice, such Stockholder shall be permitted to pay the Cash Payment Amount to Parent in Shares valued at the Market Price.

                  7.  No Encumbrances.

                  (a) Except as expressly contemplated by this Agreement, Stockholder's Shares and the certificates representing such Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (other than to the extent set forth on Schedule 1 to this Agreement), except for any such encumbrances or proxies arising hereunder.

                  (b) Notwithstanding the foregoing:

                            (i) Any Stockholder which has received a notice of election by Parent (or its designee) to receive the Cash Payment Amount shall be permitted, between receipt of such notice and the time on which the Cash Payment Amount is due to be paid, to sell such number of Shares as may be necessary to satisfy such obligation, as described in
         Section 6(a) above.

                            (ii) In the event that the Merger Agreement is terminated pursuant to Section 7.1(d) or 7.1(g) (based upon a breach not due to the willful breach of any representation or warranty or the willful breach of any covenant by the Company), any Stockholder shall be permitted to sell up to 20% of such Stockholder's Shares held as of the date hereof if reasonably necessary to provide liquidity to such Stockholder if at such time no Acquisition Proposal shall be pending or could reasonably expected to become pending prior to expiration of the Option and there shall have been no willful breach of the Merger Agreement or the Stock Option Agreement by the Company or this Agreement by such Stockholder; provided that Parent shall have a right of first refusal to purchase such Shares at the lower of $23 per share or the Market Price on the date that such Stockholder notifies Parent of his intention to sell; and provided further that, if any such Shares are sold or pledged for an amount in excess of $23 per share and the Option becomes exercisable, such Stockholder shall remit such excess over $23 per share directly to Parent if Parent ever exercises the Option; and provided further that any such New Shares shall be sold (or pledged) subject to the irrevocable proxy referred to in paragraph 2.

                  (c) Any transfer by Stockholder of its Shares to Parent pursuant to the Option shall pass to and unconditionally vest in Parent good and valid title to such Stockholder's Shares and New Shares, free and clear of all claims, liens, restrictions, security interests, pledges, limitations and encumbrances whatsoever.

                  8. Acquisition Proposals. Stockholder agrees that such Stockholder (i) shall not, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any Acquisition Proposal and (ii) has terminated any discussions or negotiations with, and the provision of information or data to, any Person (other than Parent) respecting an Acquisition Proposal. Such Stockholder further agrees that he shall not, directly or indirectly, provide any confidential information or data to any Person (as defined in the Merger Agreement) relating to or in contemplation of an Acquisition Proposal or engage in any negotiations or discussions relating to or in contemplation of an Acquisition Proposal. Such Stockholder will notify Parent immediately if any inquiries, proposals or offers respecting an Acquisition Proposal are received by, any such information or data is requested from, or any such discussions or negotiations are sought to be initiated or continued with, such Stockholder indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers, and shall keep Parent apprised with respect to the status and terms thereof.

                  9. Appraisal Rights. Stockholder agrees not to exercise any rights (including, without limitation, under Article 13 of the North Carolina Business Corporation Act) to demand appraisal of any Common Stock which may arise with respect to the Merger.

                  10. Affiliates Letter. Stockholder shall execute and deliver on a timely basis an Affiliate Letter (as defined in the Merger Agreement).

                  11. Reliance by Parent. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

                  12. Action in Stockholder Capacity Only. Stockholder makes no agreement or understanding hereunder as a director or officer of the Company. Stockholder signs this Agreement solely in his capacity as a beneficial owner of the Shares, and nothing herein shall limit or effect any actions taken in Stockholder's capacity as an officer or director of the Company.

                  13. Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other parties if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that any other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

                  14. Heirs, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns and shall not be assignable without the written consent of all other parties hereto other than any assignment in whole or in part by Parent.

                  15. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

                  16.  Miscellaneous.

                           (a) Expenses. Each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the negotiation of this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

                           (b) Amendment. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties.

                           (c) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law, except for those provisions relating to the voting and the proxy which shall be governed by North Carolina law.

                           (d) Severability. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

                           (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                           (f) Termination. This Agreement shall terminate upon termination of the Option.

                           (g) Headings. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

                           (h) Notices. All notices, requests, claims, demands, and other communications under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                           (i)    if to Parent, to

                                  AT&T Corp.
                                  295 North Maple Avenue
                                  Basking Ridge, NJ  07920
                                  Telecopy No.:  (908) 221-6618
                                  Attention:  Marilyn Wasser

                           with copies to:

                                  Wachtell, Lipton, Rosen & Katz
                                  51 West 52nd Street
                                  New York, New York  10019
                                  Telecopy No.:  (212) 403-2000
                                  Attention:  David M. Silk; and

                           (ii)   if to the Stockholder, to such Stockholder c/o

                                  Vanguard Cellular Systems, Inc.
                                  2002 Pisgah Church Road
                                  Greensboro, NC  27455
                                  Telecopy No.:  (336) 545-2219
                                  Attention:  Richard Rowlenson
                           with a copy to:

                                  Latham & Watkins
                                  53rd at Third Avenue, Suite 1000
                                  885 Third Avenue
                                  New York, NY 10022-4802
                                  Telecopy No.:  (212) 751-4864
                                  Attention:  Raymond Y. Lin.

                           (i) Further Assurances. In the event of any exercise of the Option or election to take the Cash Payment Amount, each of the Company, Parent and Stockholder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions contemplated by such exercise.

                           (j) Stockholder shall cause certificates for the Shares and New Shares to have typed or printed thereon a restrictive legend which shall read substantially as follows (if and to the extent true and necessary in light of legal and factual circumstances existing at such time):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS AS SET FORTH IN THE VOTING AGREEMENT, DATED AS OF OCTOBER 2, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF VANGUARD CELLULAR SYSTEMS, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES, WHICH CONTAINS RESTRICTIONS ON THE VOTING AND TRANSFER THEREOF. "

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                   AT&T CORP.


                                       By:/s/ Michael Berg
                                          -------------------------------------
                                          Name:  Michael Berg
                                          Title: Assistant Secretary

Confirmed and accepted as of the date first written above:


                                            PIEDMONT ASSOCIATES LIMITED


                                            By:/s/ Stuart S. Richardson
                                               ---------------------------------
                                            Name:  Stuart S. Richardson
                                            Title: General Partner

            PIEDMONT HARBOR-PIEDMONT ASSOCIATED LIMITED PARTNERSHIP

                APPOINTMENT OF AGENT BY MANAGING GENERAL PARTNER


                  WHEREAS, the undersignee, Lunsford Richardson, Jr. is the duly appointed Managing Partner (the "Managing Partner") of Piedmont Harbor-Piedmont Associates Limited Partnership (the "Partnership"); and

                  WHEREAS, under the terms of the Agreement of Limited Partnership relating to the Partnership, the undersigned is authorized to employ agents to perform any of his powers and authority under the Agreement of Limited Partnership; and

                  WHEREAS, the Managing Partner deisres to appoint such agency;

                  NOW, THEREFORE, the managing Partner hereby appoints Stuart Smith Richardson, a General Partner of the Partnership, as his agent for the purpose of dealing with any and all shares of capital stock of Vanguard Cellular Systems, Inc. (the "Shares") owned by the Partnership, including without limitation voting the Shares, selling the Shares for whatever price he deems appropriate, and entering into agreements and options with respect to the foregoing. This authority is unlimited and includes the authority to vote or to sell the Shares in connection with any merger, sale of assets, or simlar transaction undertaken by Vanguard Cellular Systems, Inc.

                  IN WITNESS WHEREOF, the undersigned has executed this document pursuant to Section 2 of Article 4 of the Agreement of Limited Partnership, this 30th day of September, 1998.




                             /s/ Lansford Richardson, Jr.
                            --------------------------------------
                             Lansford Richardson, Jr., Managing General Partner

                                                                       EXHIBIT A

                                   STOCKHOLDER



                                  Number of Shares of
         Name                       Common Stock               Type of Ownership
         ----                       ------------               -----------------

Piedmont Associates Limited          1,308,917                    Beneficial

                                                                       EXHIBIT B



                                  FORM OF PROXY


                  The undersigned stockholder, for consideration received, hereby appoints [PARENT DESIGNEES] and each of them as my proxies, with full power of substitution in each of them, to cast on behalf of the undersigned all votes entitled to be cast by the holder of the shares of Class A Common Stock, par value $0.01 per share, of Vanguard Cellular Systems, Inc., a North Carolina corporation (the "Company"), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held [DATE, TIME AND PLACE] and at any adjournment thereof (i) "FOR" approval and adoption of the Agreement and Plan of Merger, dated as of October 2, 1998, between the Company and AT&T Corp., a New York corporation ("Parent"), providing for the merger (the "Merger") of the Company with and into a wholly-owned subsidiary of Parent, and the Merger and
(ii) "AGAINST" against any proposal or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase of any substantial portion of the assets of, or any equity securities of, or any transaction that would involve the transfer or potential transfer of control of, the Company other than the Merger and any proposed action or transaction that would prevent or intentionally delay consummation of the Merger or is otherwise inconsistent therewith. This proxy is coupled with an interest and is irrevocable until such time as the Voting Agreement, dated as of October 2, 1998, between a certain stockholder of the Company, the undersigned, and Parent terminates in accordance with its terms.

                                        Dated _____________________, 1998



                                        --------------------------------
                                             (Signature of Stockholder)